Exhibit 99(m)(1)(ii)

AMENDED SCHEDULE A
12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of May 1, 2011:

Transamerica AEGON Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica AEGON High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica AEGON Money Market	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica AEGON Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica AQR Managed Futures Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation –Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica BlackRock Global Allocation	Class I2

Transamerica BlackRock Large Cap Value	Class I2

Transamerica Clarion Global Real Estate Securities	Class I2

Transamerica Federated Market Opportunity	Class I2

Transamerica First Quadrant Global Macro	Class I2

Transamerica Goldman Sachs Commodity Strategy	Class I2

Transamerica Hansberger International Value	Class I2

Transamerica Jennison Growth	Class I2

Transamerica JPMorgan Core Bond	Class I2

Transamerica JPMorgan International Bond	Class I2

Transamerica JPMorgan Mid Cap Value	Class I2

Transamerica JPMorgan Long/Short Strategy	Class I2

Transamerica Loomis Sayles Bond	Class I2

Transamerica MFS International Equity	Class I2

Transamerica Morgan Stanley Capital Growth	Class A
Class B
Class C
Class I
Class P

Transamerica Morgan Stanley Emerging Markets Debt	Class I2

Transamerica Morgan Stanley Growth Opportunities	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Morgan Stanley Mid-Cap Growth	Class I2

Transamerica Morgan Stanley Small Company Growth	Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Multi-Manager International Portfolio	Class A
Class B
Class C
Class I

Transamerica Neuberger Berman International	Class I2

Transamerica Oppenheimer Developing Markets	Class I2

Transamerica Oppenheimer Small- & Mid-Cap Value	Class I2

Transamerica PIMCO Real Return TIPS	Class I2

Transamerica PIMCO Total Return	Class I2

Transamerica Schroders International Small Cap	Class I2

Transamerica Systematic Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Third Avenue Value	Class I2

Transamerica Thornburg International Value	Class I2

Transamerica TS&W International Equity	Class A
Class C
Class I
Class I2

Transamerica UBS Large Cap Value	Class I2

Transamerica WMC Diversified Equity	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica WMC Diversified Growth	Class A
Class B
Class C
Class I
Class I2
Class P
Class T

Transamerica WMC Emerging Markets	Class I2

Transamerica WMC Qualify Value	Class A
Class C
Class I
Class I2

SERVICE AND DISTRIBUTION FEES

          The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.35% of average daily net assets of the Fund’s Class A shares
Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares
Class P shares	0.25% of average daily net assets of the Fund’s Class P shares*

*	except for Class P shares of Transamerica Money Market, which is subject to a distribution fee of 0.10% per year (currently waived through at least March 1, 2012).

          The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

          12b-1 distribution and service fees are not applicable to Class I, Class I2 and Class T shares.